UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019

Northfield Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35791	80-0882592
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

581 Main Street, Woodbridge, New Jersey	07095
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (732) 499-7200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2019, stockholders of Northfield Bancorp, Inc. (the “Company”) approved the Company's 2019 Equity Incentive Plan (the “Equity Incentive Plan”). A description of the Equity Incentive Plan is included in the “Proposal 2 - Approval of the Northfield Bancorp, Inc. 2019 Equity Incentive Plan” of the Company's Definitive Proxy Statement for its May 22, 2019 Annual Meeting, as filed with the Securities and Exchange Commission (the “SEC”) on April 9, 2019, and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders

The 2019 Annual Meeting of Stockholders was held on May 22, 2019 (the “Annual Meeting”). The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the votes of stockholders were as follows:
Matter 1. The election of four directors, each for a three-year term.

NAME	FOR	WITHHELD	BROKER NON-VOTES

Gil Chapman	35,063,447	1,036,404	7,305,141
Steven M. Klein	35,618,615	481,236	7,305,141
Frank P. Patafio	35,743,522	356,329	7,305,141
Paul V. Stahlin	35,778,436	321,415	7,305,141

Matter 2. Approval of the Northfield Bancorp, Inc. 2019 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
32,764,844	3,180,672	154,335	7,305,141

Matter 3. An advisory (non-binding) resolution to approve the executive compensation described in the Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
35,140,229	779,081	180,541	7,305,141

Matter 4. An advisory (non-binding) proposal with respect to the frequency that stockholders will vote on executive compensation.

One Year	Two Years	Three Years	ABSTAIN	BROKER NON-VOTES
31,850,756	83,282	3,930,038	235,775	7,305,141

Matter 5. The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

FOR	AGAINST	ABSTAIN
42,358,194	788,913	257,885

Item 9.01.    Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHFIELD BANCORP, INC.

DATE: May 28, 2019	By:	/s/ William R. Jacobs
William R. Jacobs
Chief Financial Officer
(Principal Financial and Accounting Officer)

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